UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2005

FORCE PROTECTION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 2, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 29, 2005, we entered into a services contact with Ricardo Engineering, an international automotive consultancy. Under the terms of the contract, Ricardo will provide an integrated bill of materials including Spartan Chassis assemblies and subassemblies in the Cougar product line, automated drawings and model updates, design releases, and vehicle validation tasks for the Joint EOD Rapid Response Vehicle. Ricardo will receive an estimated $1,682,000.00 for its services and materials as outlined in the Purchase Order.

The description of the transaction contained herein is qualified in its entirety by reference to the Purchase Order filed as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Purchase Order between the Company and Ricardo Engineering, dated June 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)
Date July 19, 2005

/s/ Gordon McGilton
(Signature)
Print Name: Gordon McGilton
Title: Chief Executive Officer